UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02328

Boulder Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Joel W. Looney

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: November 30

Date of reporting period: December 1, 2017 – February 28, 2018

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

PORTFOLIO OF INVESTMENTS	BOULDER GROWTH & INCOME FUND, INC.
February 28, 2018 (Unaudited)

Description	Shares	Value (Note 2)

LONG TERM INVESTMENTS 89.21%
DOMESTIC COMMON STOCK 85.98%
Banks 5.60%
MidCountry Financial Corp.*(1)(2)(3)	310,300	$4,387,642
Perpetual Federal Savings Bank	45,957	1,310,234
Wells Fargo & Co.	1,233,600	72,054,576
		77,752,452
Construction Machinery 5.55%
Caterpillar, Inc.	498,700	77,113,981

Diversified 32.80%
Berkshire Hathaway, Inc., Class A*	1,144	354,926,000
Berkshire Hathaway, Inc., Class B*	485,000	100,492,000
		455,418,000
Diversified Financial Services 10.40%
American Express Co.	210,000	20,477,100
JPMorgan Chase & Co.	1,028,000	118,734,000
South Street Securities Holdings, Inc.*(1)(2)(3)	25,000	5,119,500
		144,330,600
Healthcare Products & Services 2.34%
Johnson & Johnson	250,000	32,470,000

Insurance 0.00%(4)
Forethought Financial Group, Inc., Escrow, Class A*(1)(2)(3)	19,678	27,114

Oil & Gas 1.50%
Chevron Corp.(5)	186,100	20,828,312

Pharmaceuticals 3.16%
Pfizer, Inc.	1,207,100	43,829,801

Real Estate Investment Trusts (REITs) 1.74%
LTC Properties, Inc.	112,000	4,138,400
Ventas, Inc.	414,000	20,004,480
		24,142,880
Registered Investment Companies (RICs) 2.96%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	41,152,247

Retail 8.76%
Wal-Mart Stores, Inc.	577,000	51,935,770
Yum! Brands, Inc.	857,000	69,742,660
		121,678,430
Software & Services 4.30%
International Business Machines Corp.(5)	145,200	22,626,516
Oracle Corp.	731,200	37,049,904
		59,676,420
Technology, Hardware & Equipment 5.88%
Cisco Systems, Inc.	1,822,200	81,598,116

Description	Shares	Value (Note 2)

Telecommunications 0.99%
Verizon Communications, Inc.(5)	289,000	$13,796,860

TOTAL DOMESTIC COMMON STOCK
(Cost $474,730,666)		1,193,815,213

FOREIGN COMMON STOCK 2.25%
Beverages 2.25%
Heineken Holding NV	180,000	17,952,314
Heineken NV	126,780	13,230,619
		31,182,933
TOTAL FOREIGN COMMON STOCK
(Cost $8,831,667)		31,182,933

LIMITED PARTNERSHIPS 0.87%
Enterprise Products Partners L.P.	476,800	12,120,256

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		12,120,256

HEDGE FUND 0.11%
Ithan Creek Partners L.P.*(2)(3)		1,579,028

TOTAL HEDGE FUND
(Cost $658,653)		1,579,028

TOTAL LONG TERM INVESTMENTS
(Cost $495,035,564)		1,238,697,430

	Principal Amount
SHORT TERM INVESTMENTS 11.71%
U.S. Treasury Obligations 7.50%
U.S. Treasury Bills(6)
1.240%, 03/01/2018(5)(7)	$8,000,000	8,000,000
1.300%, 03/08/2018	8,000,000	7,998,192
1.300%, 03/15/2018(5)(7)	8,000,000	7,995,987
1.320%, 03/22/2018(5)(7)	8,000,000	7,993,735
1.380%, 03/29/2018	8,000,000	7,990,814
1.380%, 04/05/2018(5)(7)	8,000,000	7,988,644
1.390%, 04/12/2018	8,000,000	7,985,977
1.360%, 04/19/2018	8,000,000	7,983,367
1.400%, 04/26/2018	8,000,000	7,981,053
1.490%, 05/03/2018	8,000,000	7,978,685
1.540%, 05/10/2018	8,000,000	7,975,811
1.570%, 05/17/2018	8,000,000	7,973,114
1.590%, 05/24/2018	8,250,000	8,219,176
		104,064,555
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $104,071,153)		104,064,555

	Shares
Money Market Funds 4.21%
State Street Institutional U.S. Government Money Market Fund, Administration Class,
7-Day Yield - 1.034%	23,489,233	23,489,233

Description	Shares	Value (Note 2)
State Street Institutional U.S. Government Money Market Fund, Investor Class,
7-Day Yield - 1.204%	35,000,000	$35,000,000

TOTAL MONEY MARKET FUNDS
(Cost $58,489,233)		58,489,233

TOTAL SHORT TERM INVESTMENTS
(Cost $162,560,386)		162,553,788

TOTAL INVESTMENTS 100.92%
(Cost $657,595,950)		1,401,251,218

LEVERAGE FACILITY (0.36%)		(5,000,000)

OTHER ASSETS AND LIABILITIES (0.56%)		(7,712,394)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$1,388,538,824

*	Non-income producing security.
(1)	Fair valued using significant unobservable inputs as determined in good faith in accordance with procedures established by the Fund's Board of Directors.
(2)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 4 and 5).
(3)	Fair valued security under procedures established by the Fund's Board of Directors. Total value of fair valued securities as of February 28, 2018 was $11,113,284 or 0.80% of Total Net Assets Available to Common Stockholders.
(4)	Less than 0.005% of Total Net Assets Available to Common Stockholders.
(5)	Memo pledged security; a portion or all of the security is pledged as collateral for borrowings as of February 28, 2018. (See Note 6).
(6)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(7)	Loaned security; a portion or all of the security is on loan as of February 28, 2018. (See Note 6).

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders

United States	98.67%
Netherlands	2.25%
Leverage Facility	(0.36)%
Other Assets and Liabilities	(0.56)%
Total Net Assets	100.00%

Boulder Growth & Income Fund, Inc.

Notes to Quarterly Portfolio of Investments

 February 28, 2018 (Unaudited)

Note 1. Fund Organization

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

Note 2.  Valuation and Investment Practices

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, are valued using market quotations provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at “fair value” under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third-party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that could utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Portfolio of Investments includes investments valued at $11,113,284 (0.80% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments

Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

 The following is a summary of the inputs used as of February 28, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stock
Banks	$73,364,810	$–	$4,387,642	$77,752,452
Diversified Financial Services	139,211,100	–	5,119,500	144,330,600
Insurance	–	–	27,114	27,114
Other	971,705,047	–	–	971,705,047
Foreign Common Stock
Other	31,182,933	–	–	31,182,933
Limited Partnerships	12,120,256	–	–	12,120,256
Hedge Fund**	N/A	N/A	N/A	1,579,028
U.S. Treasury Obligations	–	104,064,555	–	104,064,555
Short Term Investments	58,489,233	–	–	58,489,233
TOTAL	$1,286,073,379	$104,064,555	$9,534,256	$1,401,251,218

*	For detailed descriptions, see the accompanying Portfolio of Investments.
**	In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

During the three months ended February 28, 2018, there were no transfers between Level 1 and 2 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund	Domestic Common Stock
Balance as of November 30, 2017	$9,356,660
Accrued Discount/Premium	-
Return of Capital	-
Realized Gain/(Loss) Change in Unrealized Appreciation/(Depreciation)	177,596
Purchases	-
Sales Proceeds	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of February 28, 2018	$9,534,256
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 28, 2018	$177,596

The table below provides additional information about the Level 3 Fair Value Measurements as of February 28, 2018 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$4,387,642	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Tangible Book Value Multiple	1.755x

	Diversified Financial Services	$5,119,500	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Tangible Book Value Multiple	2.425x

Insurance	$27,114	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%
			Future Cash Distribution	$1.72
Grand Total	$9,534,256

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk.  Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund.  As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of February 28, 2018, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Note 3. Derivative Financial Instruments

As a part of its investment strategy the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Note 4. Restricted Securities

As of February 28, 2018, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of February 28, 2018 are as follows:

Issuer Description	Acquisition Date	Cost	Value February 28, 2018	Value as Percentage of Net Assets Available to Common Stockholders February 28, 2018
Forethought Financial Group, Inc., Escrow - Class A	11/13/09-9/30/10	$0	$27,114	0.00%*
Ithan Creek Partners L.P.	6/2/08	658,653	1,579,028	0.11%
MidCountry Financial Corp.	10/22/04	4,654,500	4,387,642	0.32%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	5,119,500	0.37%
		$7,813,153	$11,113,284	0.80%

*	Less than 0.005% of Total Net Assets Available to Common Stockholders.

Note 5. Investment in a Hedge Fund

As of February 28, 2018, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the reorganization, the Fund acquired additional residual, non-participating interest in the Hedge Fund from The Denali Fund Inc. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

Note 6. Line of Credit and Securities Lending

On July 15, 2016, the Fund entered into a Liquidity Agreement (the “Liquidity Agreement”) with State Street Bank & Trust (“State Street”), as approved by the Board. The Liquidity Agreement originally allowed for the Fund to borrow up to $75,000,000; however, on February 1, 2018, this amount was reduced to $30,000,000 pursuant to the “adjusted liquidity commitment” language contained in the Liquidity Agreement, due to the Fund reducing the drawn balance to $5,000,000. Borrowings under the Liquidity Agreement are secured by assets of the Fund held at the custodian (“Memo Pledged Collateral”). Under the terms of the Liquidity Agreement, State Street is permitted in its discretion, with 360 days’ prior written notice, to terminate the Liquidity Agreement. Interest on the borrowing is charged at the one-month LIBOR plus 0.70%. Further, pursuant to the terms of the Liquidity Agreement, the Fund grants State Street a first priority security interest in all cash, deposit accounts and all securities and other financial assets credit to any securities account or otherwise at any time held for the account of the Fund by or through State Street as the custodian.

For the three months ended February 28, 2018, the average amount borrowed under the Liquidity Agreement and the average interest rate for the amount borrowed was $13,336,477 and 2.25%, respectively. Due to the short-term nature of the Liquidity Agreement, face value approximates fair value at February 28, 2018. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). As of February 28, 2018, the amount of such outstanding borrowings was $5,000,000. The interest rate applicable to the borrowings on February 28, 2018 was 2.37%. As of February 28, 2018, the amount of Memo Pledged Collateral was $5,092,630. Securities pledged as collateral are notated on the Portfolio of Investments.

On July 15, 2016, in conjunction with the Liquidity Agreement, the Fund entered into an agreement with State Street (the “State Street Lending Agreement”) which allows State Street, as agent of the Fund, to loan the securities held by State Street, as custodian of the Fund, to an approved securities borrower as noted in the Liquidity Agreement. The State Street Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Liquidity Agreement. State Street has the ability to reregister such securities in its own name to pledge, re-pledge, sell, lend or otherwise use the collateral with all attendant rights of ownership. State Street cannot loan securities that are being segregated for other use. During the period in which the securities are on loan, State Street must credit the Fund all interest, dividend and other distributions paid by the security on the date that such amounts are delivered by the counterparty to State Street. From a tax perspective, the payments received on securities lending are considered payments in lieu of dividends, interest, or other payments and as such, would not be eligible for the qualified dividends treatment. The Fund has authorized and directed State Street to receive collateral in the amount of 102% or 105% of the market value of a lent security on any given day the security is on loan.

As of February 28, 2018, the value of securities on loan was $4,585,146. As the Fund has the ability to offset the fair value of any securities not returned from State Street against an equal amount of borrowings under the Liquidity Agreement, the Fund had no net exposure from the State Street Lending Agreement as of February 28, 2018. The Fund has the rights to set off for any securities that are not returned against the amount of borrowing outstanding with State Street. Any amounts above the value of securities on loan up to the amount of borrowing outstanding would be due to State Street in the event of termination of the Liquidity Agreement.

No violations of the Liquidity Agreement or the State Street Lending Agreement occurred during the period ended February 28, 2018.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Boulder Growth & Income Fund, Inc.

By:	/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	April 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	April 30, 2018

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	April 30, 2018